[OWL Graphic]

THE MONTGOMERY FUNDS(SM)

VARIABLE SERIES

GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1999



INVEST WISELY

                                                                   MONTGOMERY
                                                                VARIABLE SERIES
                                                                 GROWTH FUND
                                                            PORTFOLIO HIGHLIGHTS

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM IN 1999?

A: The Montgomery Variable Series: Growth Fund enjoyed strong absolute results of 20.79% but fell just slightly short of the S&P 500 Index's 20.98% gain.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Two important areas contributed to the Fund's performance: stock selection and risk control. In terms of stock selection, our strategy is to invest in strong companies that we believe offer an opportunity for future earnings growth and buy them when they are available at reasonable prices. At the same time, by not overpaying for current growth we are able to dampen the risk exposure of the portfolio. In fact, the risk of the Montgomery Growth Fund, as measured by its beta, is 20% less than that of the overall market. This inclusion of risk management caused us to underweight the most highly valued technology and telecom stocks, the market's best performers for much of 1999.

Q: WERE THERE ANY STOCKS THAT PERFORMED PARTICULARLY WELL OVER THE PERIOD?

A: Technological innovation is having an increasingly positive impact on our economy and our lives and, likewise, the Fund profited from our holdings in several technology companies, especially in the latter half of the year. Examples of strong contributors include Motorola, Sony and Comverse Technology. Each of these companies is a leader within its respective industry. In 1998, the impact of the Asian crisis had a negative effect on the revenue and earnings growth rate of these companies. Despite a temporary slowdown, we believed in their long-term growth prospects and used the weakness created by the Asian crisis to add to the Fund's positions in each of them. Of course, they benefited both from a snap-back in the global markets as well as continued growth in the areas of wireless communications and the Internet. As their stocks have moved sharply higher, we have recently trimmed each of these holdings.

We also own companies that benefit from implementing and using new technologies. FedEx (2.46% of net assets as of 12/31/99) positively contributed to the Fund's performance and is an example of just such a company. It effectively uses the latest available technology for the benefit of its business and customers. By leveraging technology in areas such as route optimization, package tracking and cargo sorting, FedEx can reduce its operating costs, add new markets and build customer loyalty. This should help drive the company's growth for years to come.

Good stock selection in the basic materials sector was another positive factor in the Fund's performance. For example, the shares of aluminum producer Alcoa (5.45% of net assets as of 12/31/99) were up more than 100% in 1999, making Alcoa the single best performer in the Dow Jones Industrial Average. The company is a dominant global competitor and has proven its ability to produce solid earnings growth even while the

                              PORTFOLIO MANAGEMENT

Roger Honour ....................  Senior Portfolio Manager
Kathryn Peters ..................  Portfolio Manager

                                FUND PERFORMANCE

                          Average annual total returns
                          for the period ended 12/31/99


                           MONTGOMERY VARIABLE SERIES:
                                   GROWTH FUND

Since inception (2/6/96) .......................     20.00%
One year .......................................     20.79%
Three years ....................................     16.92%


                                  S&P 500 INDEX

Since 1/31/96 ..................................     25.94%
One year .......................................     20.98%
Three years ....................................     27.55%


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Fund after 12/31/99 but that were effective on 12/31/99 or (ii) any purchases or redemptions of Fund shares completed after 12/31/99 that were effective on 12/31/99.

           [Growth of a $10,000 Investment graph]

                    Growth Fund      S&P 500        Lipper
                    -----------      -------        ------
         2/2/96         10000         10000         10000
         Feb-96         10040         10093         10235
         Mar-96         10437         10190         10318
         Apr-96         11081         10340         10659
         May-96         11766         10607         10943
         Jun-96         11508         10647         10793
         Jul-96         11002         10177         10154
         Aug-96         11448         10392         10510
         Sep-96         11954         10976         11123
         Oct-96         12272         11279         11216
         Nov-96         12817         12131         11911
         Dec-96         12722         11890         11732
         Jan-97         13166         12633         12352
         Feb-97         13125         12732         12201
         Mar-97         12671         12210         11633
         Apr-97         13145         12938         12100
         May-97         14229         13729         12973
         Jun-97         14807         14339         13475
         Jul-97         16354         15480         14619
         Aug-97         16179         14613         14120
         Sep-97         17066         15413         14907
         Oct-97         16458         14899         14340
         Nov-97         16499         15588         14588
         Dec-97         16357         15856         14736
         Jan-98         15956         16031         14822
         Feb-98         17495         17187         15952
         Mar-98         18416         18066         16657
         Apr-98         18622         18251         16860
         May-98         17972         17938         16377
         Jun-98         17744         18666         16979
         Jul-98         16769         18468         16580
         Aug-98         13821         15800         13842
         Sep-98         14189         16813         14675
         Oct-98         15490         18179         15712
         Nov-98         16400         19280         16682
         Dec-98         16936         20390         18055
         Jan-99         17109         21249         18087
         Feb-99         16431         20589         18093
         Mar-99         17000         21416         18932
         Apr-99         18815         22232         19404
         May-99         18761         21718         18994
         Jun-99         20063         22905         19596
         Jul-99         19417         22207         19083
         Aug-99         18716         22104         18897
         Sep-99         18432         21492         18580
         Oct-99         18540         22858         19663
         Nov-99         18857         23325         20517
         Dec-99         20336         24691         22443


(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2)      The Lipper Growth Funds Average consists of 697 funds.

     MONTGOMERY
   VARIABLE SERIES
     GROWTH FUND
PORTFOLIO HIGHLIGHTS

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Alcoa, Inc. ..........................................................        5.4%
Whirlpool Corporation ................................................        4.0%
Dow Chemical Company .................................................        3.8%
First Health Group Corporation .......................................        3.5%
Sony Corporation, ADR ................................................        3.2%
Golden West Financial Corporation ....................................        2.9%
Boise Cascade Corporation ............................................        2.6%
Amerada Hess Corporation .............................................        2.6%
Weyerhauser Company ..................................................        2.6%
Motorola, Inc. .......................................................        2.5%


                              TOP FIVE INDUSTRIES
                      (as a percentage of total net assets)

Consumer Electronics/Appliances ......................................        7.2%
Paper ................................................................        5.5%
Aluminum .............................................................        5.4%
Telecommunications Equipment .........................................        4.1%
Major Chemicals ......................................................        3.8%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

underlying price of aluminum was down. Higher metal prices would only serve to leverage the growth prospects of the company.

Q: DID YOU MAKE ANY NOTABLE CHANGES TO THE FUND'S POSITIONING OVER
THE PERIOD?

A: No. As we noted before, we continued to choose investments for the Fund based on our stock selection process. Specifically, we continued to seek out companies that are undergoing positive fundamental change that we believe will ensure good long-term growth prospects and are trading at attractive valuations. Our bottom-up process has led us to an overweight position in industrial materials and energy companies. We think this sector will continue to be driven by increased demand for the building blocks of global infrastructure.

Q: HOW DOES THE FUND'S CURRENT POSITIONING REFLECT YOUR VIEW OF THE MARKET LOOKING FORWARD?

A: While we view the "new economy"--in which technology, telecommunications and the Internet are driving productivity higher, which in turn promotes faster economic growth with modest inflation--as the second Industrial Revolution, the excitement surrounding technology stocks has created speculative interest in the sector. With the industry's current strong growth, investors have pushed up the prices of many technology stocks to levels that we believe to be overvalued and unsustainable. This belief is enforced by the huge amount of venture capital being invested in the sector and the seemingly endless flow of competitive new companies that are going public in this space (more than 700 in 1999 alone).

Through our stock selection process, we have identified interesting opportunities in sectors outside technology, most notably in infrastructure-related industries. Accelerating global economic growth is having a positive effect on world markets. For the past 27 years, the global economy has grown, on average, 3.7% annually. In 1998 the world economy outside the U.S. did not grow due to the Asian economic crisis. The global economy bottomed in early 1999 and has since begun to gather momentum. In addition, while the industrialized nations are in what we believe to be the second Industrial Revolution driven by the "new economy," developing countries (which represent the vast majority of the world's population) are still in their first Industrial Revolution and may even go through the first and second Industrial Revolutions at the same time.

A fascinating result of this is the increased flow of capital throughout the globe, which is funding the construction of factories and infrastructure around the world. Besides technology and telecommunications, the increasing demand for energy and materials to build the developing economies' infrastructures offers tremendous opportunities for companies positioned to take advantage of these trends. With our well-diversified portfolio, as well as our investments in both builders and users of technology, we are confident that the Fund's current positioning is optimal for long-term success. We thank you for your continued confidence.

                                                                  MONTGOMERY
                                                                 VARIABLE SERIES
                                                                  GROWTH FUND
                                                                  INVESTMENTS



P O R T F O L I O   I N V E S T M E N T S
December 31, 1999

     Shares                                            Value (Note 1)
COMMON STOCKS - 92.4%
Air Freight/Delivery Services - 2.5%
     11,800   FedEx Corporation+ ....................  $   483,063
ALUMINUM - 5.4%
     12,900   Alcoa, Inc. ...........................    1,070,700
BOOKS/MAGAZINES - 0.6%
      2,850   Harcourt General, Inc. ................      114,713
CLOTHING/SHOE/ACCESSORY STORES - 2.7%
     13,850   Nordstrom, Inc. .......................      362,697
      8,500   TJX Companies, Inc. ...................      173,719
                                                       -----------
                                                           536,416
COMPUTER SOFTWARE - 1.5%
     22,600   Avid Technology, Inc.+ ................      294,506
CONSTRUCTION/AGRICULTURE EQUIPMENT/TRUCKS - 2.8%
      5,800   Manitowoc Company, Inc. ...............      197,200
      8,000   PACCAR, Inc. ..........................      354,250
                                                       -----------
                                                           551,450
CONSUMER ELECTRONICS/APPLIANCES - 7.2%
      2,200   Sony Corporation, ADR .................      626,450
     12,200   Whirlpool Corporation .................      793,762
                                                       -----------
                                                         1,420,212
CONTRACT DRILLING - 0.2%
      1,057   Transocean Sedco Forex, Inc. ..........       35,608
DISCOUNT STORES - 1.8%
     34,500   Kmart Corporation+ ....................      347,156
DIVERSIFIED COMMERCIAL SERVICES - 1.3%
      8,400   Convergys Corporation+ ................      258,300
DIVERSIFIED ELECTRONIC PRODUCTS - 3.0%
      1,400   Hewlett-Packard Company ...............      159,512
      1,550   Matsushita Electric
              Industrial Co., Ltd., ADR .............      432,450
                                                       -----------
                                                           591,962
DIVERSIFIED FINANCIAL SERVICES - 0.9%
      7,300   Stancorp Financial Group, Inc. ........      183,869
DIVERSIFIED MANUFACTURE - 2.4%
     11,700   Thermo Electron Corporation+ ..........      175,500
      7,600   Tyco International Ltd. ...............      295,450
                                                       -----------
                                                           470,950
DRUG STORE CHAINS - 1.1%
      7,900   Duane Reade, Inc.+ ....................      217,744
EDP SERVICES - 3.3%
      3,050   Computer Sciences Corporation+ ........      288,606
      5,400   Electronic Data Systems Corporation ...      361,463
                                                       -----------
                                                           650,069
ENVIRONMENTAL SERVICES - 1.6%
     22,100   Republic Services, Inc., Class A+ .....     317,688


     Shares                                             Value (Note 1)

FINANCE COMPANIES - 1.7%
      6,950   Capital One Financial Corporation ....   $   334,903
FOOD DISTRIBUTORS - 0.7%
     13,300   Fleming Companies, Inc. ..............       136,325
FOREST PRODUCTS - 2.6%
      7,000   Weyerhauser Company ..................       502,687
INTEGRATED OIL COMPANIES - 2.6%
      9,100   Amerada Hess Corporation .............       516,425
MAJOR BANKS - 1.3%
      4,897   Bank of America Corporation ..........       245,768
MAJOR CHEMICALS - 3.8%
      5,650   Dow Chemical Company .................       754,981
MAJOR PHARMACEUTICALS - 1.1%
      4,600   Pharmacia & Upjohn, Inc. .............       207,000
MANAGED HEALTH CARE - 3.5%
     25,600   First Health Group Corporation+ ......       692,800
MEDIA CONGLOMERATES - 1.5%
      8,900   News Corporation Ltd., ADR ...........       297,594
MEDICAL SPECIALTIES - 2.4%
      6,800   Bausch & Lomb, Inc. ..................       465,375
MILITARY/GOVERNMENT/TECHNICAL - 3.0%
      4,150   General Motors Corporation, Class H+ .       398,400
      4,500   PerkinElmer, Inc. ....................       187,594
                                                       -----------
                                                           585,994
MOTOR VEHICLES - 1.3%
      3,650   General Motors Corporation ...........       265,309
MOVIES/TELEVISION - 0.9%
      7,200   Fox Entertainment Group, Inc., Class A+      179,550
MULTI-SECTOR COMPANIES - 0.6%
      2,100   Loews Corporation ....................       127,444
OFFICE/PLANT AUTOMATION - 0.8%
      6,800   Newbridge Networks Corporation+ ......       153,425
OIL AND GAS PRODUCTION - 2.3%
     34,750   Union Pacific Resources Group, Inc. ..       443,063
OILFIELD SERVICES/EQUIPMENT - 1.6%
      5,450   Schlumberger Ltd. ....................       306,563
OTHER METALS/MINERALS - 2.5%
      5,100   Rio Tinto PLC, ADR ...................       483,225
OTHER TELEPHONE/COMMUNICATION - 1.2%
     12,000   COMSAT Corporation ...................       238,500
PACKAGED FOODS - 1.1%
     12,700   Dole Food Co., Inc. ..................       206,375



The accompanying notes are an integral part of these financial statements.

     MONTGOMERY
   VARIABLE SERIES
      GROWTH FUND
  I N V E S T M E N T S

     Shares                                                Value (Note 1)
COMMON STOCKS - continued
PAPER - 5.5%
     12,800   Boise Cascade Corporation                    $   518,400
      4,700   Champion International Corporation               291,106
      4,800   International Paper Company                      270,900
                                                           -----------
                                                             1,080,406
PRINTING/FORMS - 1.8%
     14,100   Donnelley (R.R.) & Sons Company                  349,856
RAILROADS - 2.9%
     11,400   Canadian National Railway Company                299,962
      6,400   Union Pacific Corporation                        279,200
                                                           -----------
                                                               579,162
REAL ESTATE INVESTMENT TRUSTS - 0.4%
     10,000   Host Marriott Corporation                         82,500
SAVINGS AND LOAN ASSOCIATIONS - 2.9%
     16,950   Golden West Financial Corporation                567,825
TELECOMMUNICATIONS EQUIPMENT - 4.1%
      2,250   Comverse Technology, Inc.+                       325,617
      3,300   Motorola, Inc.                                   485,925
                                                           -----------
                                                               811,542

TOTAL COMMON STOCKS
(Cost $15,818,022)                                          18,159,003
                                                           -----------

     Shares                                                      Value (Note 1)
MONEY MARKET FUND - 0.0%@
       309   Chase Vista Federal Money Market Fund
            (Cost $309)                                          $        309
                                                                 ------------
TOTAL SECURITIES
(Cost $15,818,331)                                                 18,159,312
                                                                 ------------
 Principal Amount

REPURCHASE AGREEMENTS - 7.4%
$  1,448,000   Agreement with Greenwich Capital
               Markets, Tri-Party, 5.500% dated 12/31/99,
               to be repurchased at $1,448,654 on 01/03/00,
               collateralized by $1,476,989 market value
               of U.S. government and mortgage-backed
               securities, having various maturities and
               interest rates
               (Cost $1,448,000)                                  1,448,000
                                                               ------------

TOTAL INVESTMENTS - 99.8%
(Cost $17,266,331*)                                              19,607,312

OTHER ASSETS AND LIABILITIES - 0.2%
(Net)                                                               41,209
                                                              ------------

NET ASSETS - 100.0%                                          $  19,648,521
                                                             =============


*      Aggregate cost for federal tax purposes.
+        Non-income-producing security.
@        Amount represents less than 0.1%.

Abbreviations

ADR     American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                                 VARIABLE SERIES
                                  STATEMENT OF
                             ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

--------------------------------------------------------------------------------------
Assets:
                                                                          Growth Fund
Investments in securities, at value (note 1)

    Securities .....................................................      $18,159,312
    Repurchase agreements ..........................................        1,448,000
                                                                          -----------
Total Investments ..................................................       19,607,312
Receivables:

    Expenses absorbed by Manager ...................................          150,417
    Dividends ......................................................           36,826
    Investment securities sold .....................................           29,651
    Shares of beneficial interest sold .............................              712
    Interest .......................................................              223
Deferred organization costs (note 1) ...............................           14,818
                                                                          -----------
Total Assets .......................................................       19,839,959
                                                                          -----------


Liabilities:
--------------------------------------------------------------------------------------
Payables:

    Management fees (note 2) .......................................          137,062
    Shares of beneficial interest redeemed .........................           29,469
    Trustees' fees and expenses (note 2) ...........................            4,240
    Custodian fees .................................................            3,124
    Accounting fees ................................................            1,134
    Transfer agency and servicing fees .............................            1,096
    Cash overdrafts payable to custodian ...........................              826
    Other accrued liabilities and expenses .........................           14,487
                                                                          -----------
Total Liabilities ..................................................          191,438
                                                                          -----------
Net Assets .........................................................      $19,648,521
Investments at identified cost .....................................      $17,266,331


Net Assets Consist of:
--------------------------------------------------------------------------------------
Undistributed net investment income ................................      $    71,997
Accumulated net realized gain on securities sold ...................        1,404,669
Net unrealized appreciation of investments .........................        2,340,981
Shares of beneficial interest ......................................           10,684
Additional paid-in capital .........................................       15,820,190
                                                                          -----------
Net Assets .........................................................      $19,648,521


Net Assets:
--------------------------------------------------------------------------------------
Net Assets .........................................................      $19,648,521
Number of Fund shares outstanding ..................................        1,068,360
Net asset value, offering and redemption price per share outstanding      $     18.39

The accompanying notes are an integral part of these financial statements.

      MONTGOMERY
    VARIABLE SERIES
 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

NET INVESTMENT INCOME:                                                     GROWTH FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $927) ..............      $   188,968
Interest ..........................................................           76,358
                                                                         -----------
Total Income ......................................................          265,326
                                                                         -----------
EXPENSES:

Management fee (note 2) ...........................................          234,533
Legal and audit fees ..............................................           29,413
Transfer agency ...................................................           17,601
Custodian fees ....................................................           16,157
Printing fees .....................................................           13,484
Amortization of organization expenses (note 1) ....................           12,408
Accounting expenses ...............................................           10,805
Trustees' fees and expenses (note 2) ..............................            3,701
Registration fees .................................................            2,401
Interest expense ..................................................              905
Other .............................................................            7,237
                                                                         -----------
Total Expenses ....................................................          348,645
Fees deferred and/or expenses absorbed by Manager (note 2) ........         (154,417)
                                                                         -----------
Net Expenses ......................................................          194,228
                                                                         -----------
NET INVESTMENT INCOME .............................................           71,098
                                                                         -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
--------------------------------------------------------------------------------------

Net realized gain from securities transactions ....................        1,447,036


Net change in unrealized appreciation/(depreciation) of investments        1,464,366


NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...................        2,911,402
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............      $ 2,982,500
                                                                         -----------

The accompanying notes are an integral part of these financial statements.

                                                                  MONTGOMERY
                                                               VARIABLE SERIES
                                                                STATEMENTS OF
                                                           CHANGES IN NET ASSETS

                                                                                   GROWTH FUND
-----------------------------------------------------------------------------------------------------------
                                                                              Year Ended         Year Ended
Net Increase in Net Assets from Operations:                                    12/31/99           12/31/98
-----------------------------------------------------------------------------------------------------------
Net investment income ..............................................      $     71,098       $     80,695
Net realized gain from securities transactions .....................         1,447,036            197,527
Net change in unrealized appreciation/(depreciation) of investments          1,464,366            (87,985)
                                                                          ------------       ------------
Net Increase in Net Assets Resulting from Operations ...............         2,982,500            190,237


Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income ...........           (11,607)           (53,870)
Distributions to shareholders from net realized gains on investments          (189,184)           (68,399)
                                                                          ------------       ------------
Total Distributions ................................................          (200,791)          (122,269)


Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------
Net increase from beneficial interest transactions (note 4) ........         3,415,177            786,288
                                                                          ------------       ------------
Net Increase in Net Assets .........................................         6,196,886            854,256


Net Assets:
-----------------------------------------------------------------------------------------------------------
Beginning of Period ................................................        13,451,635         12,597,379
End of Period ......................................................      $ 19,648,521       $ 13,451,635
Undistributed Net Investment Income ................................      $     71,997       $     26,825

The accompanying notes are an integral part of these financial statements.

    MONTGOMERY
 VARIABLE SERIES
FINANCIAL HIGHLIGHTS

                                                                                                         GROWTH FUND
Selected Per-Share Data for the Year or Period Ended:
                                                                                                Fiscal Year Ended December 31,
                                                                                                ------------------------------
                                                                                            1999       1998      1997      1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD:                                                    $ 15.39    $ 15.09   $ 12.33    $10.08
================================================================================================================================

Net investment income                                                                        0.06       0.09      0.16      0.15
Net realized and unrealized gain on investments                                              3.13       0.35      3.35      2.59
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                              3.19       0.44      3.51      2.74
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                        (0.01)     (0.06)    (0.16)    (0.15)
Distributions from net realized capital gains                                               (0.18)     (0.08)    (0.59)    (0.34)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         (0.19)     (0.14)    (0.75)    (0.49)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD:                                                          $ 18.39    $ 15.39   $ 15.09    $12.33
================================================================================================================================
TOTAL RETURN*                                                                               20.79%      2.93%    28.57%    27.22%
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                       $19,649    $13,452   $12,597    $2,127
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                  0.46%      0.57%     1.74%     2.55%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                           $ (0.07)   $  0.07   $  0.01    $(0.27)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                        77%        57%       53%       78%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                             1.26%      1.25%     0.35%     0.01%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense         2.25%      1.40%     1.97%     6.98%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                             1.25%      1.25%     0.34%       --
--------------------------------------------------------------------------------------------------------------------------------



(a) Montgomery Variable Series: Growth Fund commenced operations on February 9, 1996.

* Total return represents aggregate total return for the periods indicated.

+        Annualized.

The accompanying notes are an integral part of these financial statements.

                                                            THE MONTGOMERY
                                                                FUNDS III
                                                                  NOTES
                                                         TO FINANCIAL STATEMENTS

The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of December 31, 1999, the Trust had two series: the Montgomery Variable Series: Growth Fund and the Montgomery Variable Series:
Emerging Markets Fund. Information presented in these financial statements pertains to the Montgomery Variable Series: Growth Fund (the "Fund"). The Montgomery Variable Series: Emerging Markets Fund is presented under a separate cover.

1.SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean of the closing bid and ask prices.

Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income of the Fund are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended December 31, 1999, resulting in reclassifications of $14,319 to decrease undistributed net investment income and $14,319 to increase accumulated net realized gain.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

c. REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of government debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

d. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date. Interest income, including, accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis.

e. FEDERAL INCOME TAXES

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes. Accordingly, no provision for federal income taxes is required.

f. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

g. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

  THE MONTGOMERY
    FUNDS III
      NOTES
TO FINANCIAL STATEMENTS

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS
WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based on the average daily net assets of the Fund:

          First                        Next                      Over
      $500 Million                $500 Million                $1 Billion
      ------------                ------------                ----------
          1.00%                       0.90%                       0.80%

The effective management fee and management fee including effect of fee reduced were 1.52% and 0.52%, respectively.

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.25% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term. Management recouped previously deferred fees during the year ended December 31, 1999, of $80,116. This amount has been included with current annual management fees in the Statement of Operations and is part of the effective management fee shown. For the year ended December 31, 1999, the Manager has deferred fees of $154,417 and deferred management fees and absorbed expenses subject to recoupment of $217,713.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($5,000 of which will be allocated to The Montgomery Funds III).

3.   SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended December 31, 1999, were $13,461,349 and $10,906,235, respectively.

b. At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $3,289,768 and $948,787, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $175,000,000. The Fund pays its pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the year ended December 31, 1999, borrowings by the Fund under the agreement were as follows:

Amount Outstanding            Average Amount          Maximum               Average                                 Average Debt
    at 12/31/99               Outstanding        Debt Outstanding         Interest Rate       Average Shares         per Share
         -                      $27,717              $1,700,000             5.61%                  971,375              $0.03


4.   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:


                                                Year Ended 12/31/99                       Year Ended 12/31/98
                                             Shares                Amount             Shares         Amount
--------------------------------------------------------------------------------------------------------------
Sold                                        1,155,865       $ 19,719,780            683,115       $ 10,396,707
Issued as reinvestment of dividends            11,549            200,791              8,317            122,269
Redeemed                                     (973,289)       (16,505,394)          (652,075)        (9,732,688)
==============================================================================================================
Net increase                                  194,125       $  3,415,177             39,357       $    786,288
--------------------------------------------------------------------------------------------------------------

At December 31, 1999, shareholders of the Fund with ownership of 10% or greater included two shareholders, comprising ownership of 69.07% of the total aggregate shares outstanding.

                                                                 THE MONTGOMERY
                                                                   FUNDS III
                                                                  INDEPENDENT
                                                                AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY VARIABLE
SERIES: GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Montgomery Variable Series:
Growth Fund (one of the portfolios constituting The Montgomery Funds III, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
February 4, 2000

     MONTGOMERY
  VARIABLE SERIES
  TAX INFORMATION
    (UNAUDITED)


In accordance with the Code, the following Fund is designating the following amount as long-term capital-gain dividends:

Growth Fund ...........  $     189,184


This figure may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

[OWL GRAPHIC]


     INVEST WISELY
THE MONTGOMERY FUNDS(SM)
  101 CALIFORNIA STREET
SAN FRANCISCO, CA 94111-9361

800.572.FUND (3863)
www.montgomeryasset.com